Second Quarter 2014 Results AUGUST 4, 2014 Exhibit 99.2

Second Quarter 2014 Results – August 2014
Forward-looking statements

Cautionary statements regarding oil & gas quantities
This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange
Act of 1934. All statements, other than statements of historical facts, included in this presentation that address activities, events or developments that the Company expects, believes or anticipates will or may occur in the future are forward-looking statements. Without limiting the generality of the foregoing, forward-looking statements contained in this presentation specifically include the expectations of management regarding plans, strategies, objectives, anticipated financial and operating results of the Company, including as to the Company’s Wolfcamp shale resource play, estimated resource potential and recoverability of the oil and gas, estimated reserves and drilling locations, capital expenditures, typical well results and well profiles, type curve, and production and operating expenses guidance included in the presentation. These statements are based on certain assumptions made by the Company based on management's experience and technical analyses, current conditions, anticipated future developments and other factors believed to be appropriate and believed to be reasonable by management. When used in this presentation, the words “will,” “potential,” “believe,” “intend,” “expect,” “may,” “should,” “anticipate,” “could,” “estimate,” “plan,” “predict,” “project,” “target,”
“profile,” “model” or their negatives, other similar expressions or the statements that include those words, are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of the Company, which may cause actual results to differ materially from those implied or expressed by the forward-looking statements. In particular, careful consideration should be given to the cautionary statements and risk factors described in the Company's most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.  Any forward-looking statement speaks only as of the date on which such statement is made and the Company undertakes no obligation to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by applicable law.
The Securities and Exchange Commission (“SEC”) permits oil and gas companies, in their filings with the SEC, to disclose only proved, probable and possible reserves that meet the SEC’s definitions for such terms, and price and cost sensitivities for such reserves, and prohibits disclosure of resources that do not constitute such reserves. The Company uses the terms “estimated ultimate recovery” or “EUR,” reserve or resource “potential,” and other descriptions of volumes of reserves potentially recoverable through additional drilling or recovery techniques that the SEC’s rules may prohibit the Company from including in filings with the
SEC. These estimates are by their nature more speculative than estimates of proved, probable and possible reserves and accordingly are subject to substantially greater risk of being actually realized by the Company.
EUR estimates, identified drilling locations and resource potential estimates have not been risked by the Company.  Actual locations drilled and quantities that may be ultimately recovered from the Company’s interest may differ substantially from the Company’s estimates.  There is no commitment by the Company to drill all of the drilling locations that have been attributed these quantities.  Factors affecting ultimate recovery include the scope of the Company’s ongoing drilling program, which will be directly affected by the availability of capital, drilling and production costs, availability of drilling and completion services and equipment, drilling results, lease expirations, regulatory approval and actual drilling results, as well as geological and mechanical factors  Estimates of unproved reserves, type/decline curves, per well EUR and resource potential may change significantly as development of the Company’s oil and gas assets provides additional data.
Type/decline curves, estimated EURs, resource potential, recovery factors and well costs represent Company estimates based on evaluation of petrophysical analysis, core data and well logs, well performance from  limited drilling and recompletion results and seismic data, and have not been reviewed by independent engineers. These are presented as hypothetical recoveries if assumptions and estimates regarding recoverable hydrocarbons, recovery factors and costs prove correct. The Company has very limited production experience with these projects, and accordingly, such estimates may change significantly as results from more wells are evaluated.  Estimates of resource potential and EURs do not constitute reserves, but constitute estimates of contingent resources which the SEC has determined are too speculative to include in SEC filings. Unless otherwise noted, IRR estimates are before taxes and assume NYMEX forward-curve oil and gas pricing and Company-generated EUR and decline curve estimates based on Company drilling and completion cost estimates that do not include land, seismic or
G&A costs.

Second Quarter 2014 Results – August 2014
Company overview
AREX OVERVIEW
ASSET OVERVIEW
Enterprise value $1.1 BN
High-quality reserve base
Permian core operating area
2014 Capital program of $400 MM
Notes: Proved reserves and acreage as of 12/31/2013 and 6/30/2014, respectively. All Boe and Mcfe calculations are based on a 6 to 1 conversion ratio. Enterprise value is equal to market capitalization using the closing share price of $21.68 per share on 7/28/2014, plus net debt as of 6/30/2014. See “PV-10 (unaudited)” slide.

Running 3 HZ rigs in the Wolfcamp shale play
to drill 70 wells during 2014
160,000 gross (138,000 net) acres
~1+ BnBoe gross, unrisked resource potential
~2,000+ Identified HZ drilling locations targeting
115 MMBoe proved reserves
$1.1 BN proved PV-10
99% Permian Basin
Wolfcamp A/B/C

Second Quarter 2014 Results – August 2014
2Q14 Key highlights

2Q14 HIGHLIGHTS
• Drilled and completed 16 HZ wells
• Maintained best-in-class HZ well costs,
while further de-risking stacked wellbore
development
• Increased 2Q14 production 58% YoY to
14.1 MBoe/d
• Delivered another record quarterly
EBITDAX
• Solid financial position further
strengthened by borrowing base increase
• Increased production outlook for 2014 to
4,950 MBoe
2Q14  SUMMARY RESULTS
Production (MBoe/d) 14.1
% Oil 41%
% Total liquids 70%
Average realized price ($/Boe)
Average realized price, excluding commodity derivatives impact $ 57.06
Average realized price, including commodity derivatives impact 54.48
Costs and expenses ($/Boe)
LOE $ 6.18
Production and ad valorem taxes 3.83
Exploration 1.53
General and administrative 5.75
G&A – cash component 4.89
G&A – noncash component 0.86
DD&A 22.21

Second Quarter 2014 Results – August 2014
2Q14 Operating highlights
OPERATING HIGHLIGHTS
Maximizing
Returns
• Oil differential of $(4.79)/Bbl
• HZ well costs continue to track $5.5 MM per well
• LOE of $6.18/Boe, improved 16% QoQ
Tracking
Development
Plan
• Drilled 16 HZ wells and completed 16 HZ wells
• Wolfcamp A – 1 well, Wolfcamp B – 7 wells and Wolfcamp C – 8 wells
• 2Q14 HZ Wolfcamp average IP 556 Boe/d (65% oil)
• HZ well results continue to track at or above type curve
Delivering
Production
Growth
• Total production 14.1 MBoe/d (up 19% QoQ)
• Oil production 5.8 MBbl/d (up 15% QoQ)

Second Quarter 2014 Results – August 2014
AREX Wolfcamp activity

Note: Acreage as of 6/30/2014.
Schleicher
Crockett
Irion
Reagan
Sutton
NORTH & CENTRAL
PANGEA
PANGEA WEST
• 2Q14 Activity included:
Stacked A/C completion
Legend
• 2Q14 Activity included:
Stacked B/C completions in
North & Central Pangea
•
Vertical Producer
HZ Producer
HZ – Waiting on Completion
HZ – Drilling
STRATIGRAPHIC UNIT
Clearfork/Spraberry
Dean
Wolfcamp
A
B
C
Canyon
Strawn
Ellenburger

Second Quarter 2014 Results – August 2014
AREX HZ Wolfcamp Well Performance

AREX HZ WOLFCAMP (BOE/D)
Note: Daily production normalized for operational downtime.
Production Data from
AREX A Bench Wells (10)
450 MBoe Type Curve
Wolfcamp Shale Oil
Production Data from
AREX B Bench Wells (68)
Production Data from
AREX C Bench Wells (10)

Second Quarter 2014 Results – August 2014
Production and expense guidance

2014 Guidance
Production
Total (MBoe) 4,950
Oil (MBbls) 2,050 – 2,200
Percent total liquids 70%
Operating costs and expenses (per Boe)
Lease operating $5.00 - $6.00
Production and ad valorem taxes 7.25% of oil & gas revenues
Cash general and administrative $4.50 - $5.00
Exploration $0.50 - $1.00
Depletion, depreciation and amortization $22.00 - $24.00
Capital expenditures (in millions) Approx. $400
Horizontal wells 70

Second Quarter 2014 Results – August 2014
2Q14 Financial highlights
FINANCIAL HIGHLIGHTS
Significant Cash
Flow
• Record quarterly EBITDAX (non-GAAP) of $50.6 MM (up 65% YoY), or $1.29 per
diluted share (up 63% YoY)
• Capital expenditures $92.3 MM ($85.8 MM for D&C)
Strong Financial
Position
• Liquidity of $404 MM at June 30
th
• Increased borrowing base to $450 MM in May 2014
Increasing
Revenues
• Revenues of $73.4 MM (up 74% YoY)
• Net income of $3.8 MM, or $0.10 per diluted share
• Adjusted net income (non-GAAP) of $8.7 MM, or $0.22 per diluted share
Strong Balance Sheet and Liquidity to Develop
HZ Wolfcamp Shale
Note: See “Adjusted Net Income,” “EBITDAX” and “Strong, Simple Balance Sheet” slides.

Second Quarter 2014 Results – August 2014
Strong, simple balance sheet

FINANCIAL RESULTS ($MM)
As of
June 30, 2014
Summary Balance Sheet
Cash and Cash Equivalents $0.4
Credit Facility 46.0
Senior Notes 250.0
Total Long-Term Debt $296.0
Shareholders’ Equity 720.8
Total Book Capitalization $1,016.8
Liquidity
Borrowing Base $450.0
Cash and Cash Equivalents 0.4
Long-term Debt under Credit Facility (46.0)
Undrawn Letters of Credit (0.3)
Liquidity $404.1
Key Metrics
LTM EBITDAX
$166.0
Total Reserves (MMBoe)
114.7
Proved Developed Reserves (MMBoe)
45.2
% Proved Developed
39%
% Liquids
69%
Credit Statistics
Debt / Book Capital 29%
Debt / LTM EBITDAX 1.8x
LTM EBITDAX / LTM Interest 7.9x
Debt / Proved Reserves ($/Boe) $2.58

Second Quarter 2014 Results – August 2014
Current hedge position

Commodity & Period Contract Type Volume Contract Price
Crude Oil
July 2014 – December 2014 Collar 550 Bbls/d $90.00/Bbl - $105.50/Bbl
July 2014 – December 2014 Collar 950 Bbls/d $85.05/Bbl - $95.05/Bbl
July 2014 – December 2014 Collar 2,000 Bbls/d $89.00/Bbl - $98.85/Bbl
July 2014 – March 2015 Collar 1,500 Bbls/d $85.00/Bbl - $95.30/Bbl
January 2015 – December 2015 Collar 2,600 Bbls/d $84.00/Bbl - $91.00/Bbl
January 2015 – December 2015 Collar 1,000 Bbls/d $90.00/Bbl - $102.50/Bbl
Natural Gas Liquids
Propane
July 2014 – December 2014 Swap 500 Bbls/d $41.16/Bbl
Natural Gasoline
July 2014 – December 2014 Swap 175 Bbls/d $83.37/Bbl
Natural Gas
July 2014 – December 2014 Swap 360,000 MMBtu/month $4.18/MMBtu
July 2014 – December 2014 Swap 35,000 MMBtu/month $4.29/MMBtu
July 2014 – December 2014 Swap 160,000 MMBtu/month $4.40/MMBtu
September 2014 – June 2015 Collar 80,000 MMBtu/month $4.00/MMBtu - $4.74/MMBtu
January 2015 – December 2015 Swap 200,000 MMBtu/month $4.10/MMBtu
January 2015 – December 2015 Collar 130,000 MMBtu/month $4.00/MMBtu - $4.25/MMBtu

Appendix

Second Quarter 2014 Results – August 2014
AREX Wolfcamp shale oil resource play

PERMIAN CORE OPERATING AREA
Large, primarily contiguous acreage position
Oil-rich, multiple pay zones
160,000 gross (138,000 net) acres
Low acreage cost ~$500 per acre
~2,000 Identified HZ Wolfcamp locations
2014 OPERATIONS
~ 1BnBoe gross, unrisked HZ Wolfcamp
resource potential
Plan to drill ~70 HZ wells with 3 rigs
Testing “stacked-wellbore” development and
optimizing well spacing and completion
design
Decreasing well costs and increasing
efficiencies
Field infrastructure systems contributing to
lower LOE/Boe and HZ D&C costs
Compressing spud-to-sales times
Focusing activity around field infrastructure
systems
Large, primarily contiguous acreage position
with oil-rich, multiple pay zones

Second Quarter 2014 Results – August 2014
Efficiency-driven transition to two-bench pad development

• Reduces time between spud to
first sales
• 7 to 8 wells per section
• Reduces surface footprint
• Reduces rig mobilization costs
• Completion optimization from
zipper fracs and frac cost savings
• 14 to 16 wells per section
2011 – 2013: SINGLE-BENCH
DEVELOPMENT
CURRENT:  TWO-BENCH
DEVELOPMENT
TRANSITION FROM SINGLE-BENCH TO TWO-BENCH DEVELOPMENT
A
B
C
Map view
X-Section
view
~1200’
thick
Note: Target zones in X-Section view are illustrative.
OR
660’
660’
660’

Second Quarter 2014 Results – August 2014
AREX HZ Wolfcamp economics

Notes: Identified locations based on multi-bench development and 120-acre spacing for HZ Wolfcamp.  No locations assigned to south Project Pangea.
HZ Wolfcamp economics assume NYMEX – Henry Hub strip and NGL price based on 40% of WTI.
Play Type
Horizontal
Wolfcamp
Avg. EUR (gross) 450 MBoe
Targeted Well Cost $5.5 MM
Potential Locations ~2,000
Gross Resource
Potential
~1 Bn
Boe
BTAX IRR SENSITIVITIES
•
Horizontal drilling improves recoveries and
returns
•
Targeting Wolfcamp A / B / C
•
7,000’+ lateral length
•
~80% of EUR made up of oil and NGLs
0
10

400 450 500 550
Well EUR (MBoe)
$100 / bbl $90 / bbl $80 / bbl $70 / bbl

Second Quarter 2014 Results – August 2014
Infrastructure for large-scale development

• Reducing D&C cost
• Reducing LOE
• Increasing project profit margin
• Minimizing truck traffic and surface
disturbance
Pangea
West
South
Pangea
Schleicher
Crockett
Irion
Reagan
Sutton
50-Mile Oil Pipeline
100,000 Bbls/d
Capacity
North & Central Pangea

Second Quarter 2014 Results – August 2014
Key field infrastructure & equipment systems

• Safely and securely transport water across Project Pangea and Pangea West
• Reduce time and money spent on water hauling and disposal; also reduces truck traffic
• Replace rental equipment and contractors with Company-owned and operated equipment and personnel
• Reduce money spent on flowback operations
• Facilitate large-scale field development
• Reduce fresh water use and water costs
Water transfer equipment
SWD wells
Gas lift system and flowback
equipment
Non-potable water source wells
Water recycling systems
BENEFITS
Infrastructure and equipment systems are key to large-scale field development and to reducing D&C costs and LOE/Boe cost
INFRASTRUCTURE
• First-mover oil pipeline system in the southern Midland Basin
• 50-mile pipeline with 100 MBoe/d throughput capacity
• Sold in October 2013 for 6x ROI
• Maintain competitive oil transportation fee and firm takeaway
Oil pipeline and marketing
agreements

Second Quarter 2014 Results – August 2014
Adjusted net income (unaudited)

(in thousands, except per-share amounts)
Three Months Ended
June 30,
2014 2013
Net income $ 3,793 $ 7,787
Adjustments for certain items:
Unrealized loss (gain) on commodity derivatives 7,678 (4,290)
Related income tax effect (2,780) 1,459
Adjusted net income $ 8,691 $ 4,956
Adjusted net income per diluted share $ 0.22 $ 0.13
The amounts included in the calculation of adjusted net income and adjusted net income per diluted share below were computed in accordance with GAAP.  We believe adjusted net income and adjusted net income per diluted share are useful to investors because they provide readers with a more meaningful measure of our profitability before recording certain items whose timing or amount cannot be reasonably determined.  However, these measures are provided in addition to, and not as an alternative for, and should be read in conjunction with, the information contained in our financial statements prepared in accordance with GAAP (including the notes), included in our SEC filings and posted on our website.
The following table provides a reconciliation of adjusted net income to net income for the three months ended June 30, 2014 and 2013.
ADJUSTED NET INCOME (UNAUDITED)

Second Quarter 2014 Results – August 2014
EBITDAX (unaudited)

The amounts included in the calculation of EBITDAX were computed in accordance with GAAP. EBITDAX is not a measure of net income or cash flow as determined by GAAP. EBITDAX is presented herein and reconciled to the GAAP measure of net income because of its wide acceptance by the investment community as a financial indicator of a company's ability to internally fund development and exploration activities. This measure is provided in addition to, and not as an alternative for, and should be read in conjunction with, the information contained in our financial statements prepared in accordance with GAAP (including the notes), included in our SEC filings and posted on our website.
The following table provides a reconciliation of EBITDAX to net income for the three months ended June 30, 2014 and 2013.
(in thousands, except per-share amounts)
Three Months Ended
June 30,
2014
2013
Net income $ 3,793 $ 7,787
Exploration 1,966 557
Depletion, depreciation and amortization 28,573 18,482
Share-based compensation 1,107 1,533
Unrealized loss (gain) on commodity derivatives 7,678 (4,290)
Interest expense, net 5,357 2,451
Income tax provision 2,153 4,217
EBITDAX $ 50,627 $ 30,737
EBITDAX per diluted share $ 1.29 $ 0.79
EBITDAX (UNAUDITED)

Second Quarter 2014 Results – August 2014
PV-10 (unaudited)

(in millions) December 31,
2013
PV-10 $ 1,132
Less income taxes:
Undiscounted future income taxes (919)
10% discount factor 463
Future discounted income taxes (456)
Standardized measure of discounted future net cash flows $ 676
The present value of our proved reserves, discounted at 10% (“PV-10”), was estimated at $1.1 billion at December 31, 2013, and was calculated based on the first-of-the-month, twelve-month average prices for oil, NGLs and gas, of $97.28 per Bbl of oil, $30.16 per Bbl of NGLs and $3.66 per MMBtu of natural gas.
PV-10 is our estimate of the present value of future net revenues from proved oil and gas reserves after deducting estimated production and ad valorem taxes, future capital costs and operating expenses, but before deducting any estimates of future income taxes. The estimated future net revenues are discounted at an annual rate of 10% to determine their “present value.” We believe PV-10 to be an important measure for evaluating the relative significance of our oil and gas properties and that the presentation of the non-GAAP financial measure of PV-10 provides useful information to investors because it is widely used by professional analysts and investors in evaluating oil and gas companies. Because there are many unique factors that can impact an individual company when estimating the amount of future income taxes to be paid, we believe the use of a pre-tax measure is valuable for evaluating the Company. We believe that
PV-10 is a financial measure routinely used and calculated similarly by other companies in the oil and gas industry.
The following table reconciles PV-10 to our standardized measure of discounted future net cash flows, the most directly comparable measure calculated and presented in accordance with GAAP.  PV-10 should not be considered as an alternative to the standardized measure as computed under GAAP.
PV-10 (UNAUDITED)

Contact information SERGEI KRYLOV Executive Vice President & Chief Financial Officer 817.989.9000 ir@approachresources.com www.approachresources.com